                                                                   EXHIBIT 10.14


                                AMENDMENT NO. 1

         AMENDMENT NO. 1 dated as of July 23, 1996, between FRONTIERVISION OPERATING PARTNERS, L.P., a limited partnership duly organized and validly existing under the laws of the State of Delaware (the "Company"), and each of the lenders that is a signatory hereto identified under the caption "Lenders" on the signature pages hereto.

         The Company, certain lenders, The Chase Manhattan Bank, as Administrative Agent, J.P. Morgan Securities Inc., as Syndication Agent and CIBC Inc., as Managing Agent are parties to an Amended and Restated Credit Agreement dated as of April 9, 1996 (the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Company in an aggregate principal or face amount not exceeding $265,000,000.

         The Company has requested that the Credit Agreement be modified in certain respects and, accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. Amendment. Subject to the execution and delivery of this Amendment No. 1 by the Company and Lenders constituting the "Majority Lenders" under the Credit Agreement, Section 8.05(c)(vi) of the Credit Agreement is hereby amended by deleting the reference therein to "May 31, 1996" and inserting "December 31, 1996" in its place.

         Section 3. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                          FRONTIERVISION OPERATING
                            PARTNERS, L.P.

                          By: FrontierVision Partners, L.P., as general partner of FrontierVision Operating Partners, L.P.

                                  By:      FVP GP, L.P., as general partner of
                                           FrontierVision Partners, L.P.

                                           By:     FrontierVision Inc., as
                                                   general partner of FVP GP,
                                                   L.P.



                                           By: /s/ John S. Koo
                                              -------------------------------
                                              Title:  Senior Vice President and
                                                      Chief Financial Officer

                                    LENDERS

THE CHASE MANHATTAN BANK              MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK


By /s/ Constance M. Coleman           By
  -------------------------             ----------------------------
  Title:  Vice President                Title:


CIBC INC.                             FIRST NATIONAL BANK OF CHICAGO



By /s/ Martin Friedman                By /s/ Jeffrey A. Bakalar
  -------------------------             ----------------------------
  Title:  Managing Director,             Title:  Vice President
     CIBC
          Wood Gundy Securities
          Corp., as Agent
          for CIBC Inc.


UNION BANK, a division of Union       BANK OF MONTREAL
  Bank of California, N.A


By /s/ B. Adam Trout                  By /s/ Yvonne Bos
  -------------------------             ----------------------------
  Title:  Assistant Vice President      Title: Senior Vice President


FLEET NATIONAL BANK                   VAN KAMPEN AMERICAN CAPITAL
                                        PRIME RATE INCOME TRUST


By /s/ illegible                      By /s/ Jeffrey W. Maillet
  -------------------------             ----------------------------
  Title:                                Title:  Senior Vice
                                                President Portfolio
                                                Manager


CHL HIGH YIELD LOAN PORTFOLIO,        THE LONG-TERM CREDIT BANK OF
  a unit of The Chase Manhattan         JAPAN, LTD., LOS ANGELES
  Bank                                  AGENCY



By /s/ Andrew D. Gordon               By /s/ Morgan Edwards
  -------------------------             ----------------------------
  Title: Managing Director              Title:   Deputy General Manager


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                                    - 4 -

PILGRIM PRIME RATE TRUST              BANQUE FRANCAIS DU COMMERCE
                                        EXTERIEUR


By /s/ Thomas C. Hunt                 By /s/ Brian Cumberland
  -------------------------             ----------------------------
  Title: Portfolio Analyst              Title:

                                      By /s/ Frederick K. Kammler
                                        ----------------------------
                                        Title: Vice President


MERRILL LYNCH SENIOR FLOATING         PROTECTIVE LIFE INSURANCE
  RATE FUND, INC.                       COMPANY



By /s/ R. Douglas Henderson           By /s/ Mark K. Okada
  -------------------------             ----------------------------
  Title: Authorized Secretary           Title: Principal
                                               Protective Asset
                                               Management Co.


CITIZEN'S BANK                        INDOSUEZ CAPITAL FUNDING II,
                                        LIMITED

                                      By   Indosuez Capital as
                                           Portfolio Advisor
By /s/ Edward C. Thaute
  -------------------------
  Title:  Vice President
                                      By /s/ Andrew Marshak
                                        ----------------------------
                                        Title:  Authorized Secretary


MERRILL LYNCH PRIME RATE              COOPERATIVE CENTRALE
  PORTFOLIO                              RAIFFEISEN-BOERENLEENBANK
By:      Merrill Lynch Asset             B.A., "RABOBANK NEDERLAND",
         Management, L.P., as            NEW YORK BRANCH
         Investment Advisor

                                      By: /s/ Michel de Konkoly Thege
                                         -----------------------------
                                         Deputy General Manager

By: /s/ R. Douglas Henderson          By: /s/ William H. Welch
   -------------------------             ---------------------------
   Title: Authorized Secretary           Title:  Vice President and
                                                 Manager